SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 6-K


                            Report of Foreign Issuer

                      Pursuant to Rule 13a-16 or 15d-16 of
                       the Securities Exchange Act of 1934


                        For the Month of May 04 2004


                             MARCONI CORPORATION PLC

             (Exact name of Registrant as specified in its Charter)


                               New Century Park
                               PO Box 53
                               Coventry
                               CV3 1HJ

                       (Address of Registered Office)


(Indicate by check mark whether the registrant files or will file annual reports under cover Form 20-F or Form 40-F.)


                             Form 20-F X   Form 40-F


(Indicate by check mark whether the registrant by furnishing the information contained in this Form is also thereby furnishing the information to the Commission pursuant to Rule 12g3-2(b) under the Securities Exchange
Act of 1934.)


                                   Yes   No X


              CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS


In order to utilize the "Safe Harbor" provisions of the United States Private Securities Litigation Reform Act of 1995 (the "Reform Act"), Marconi plc ( the "Company") is providing the following cautionary statement. Except for historical information contained herein, statements contained in this Report on Form 6-K may constitute "forward-looking statements" within the meaning of the Reform Act. The words "believe", "anticipate", "expect", "intend", "estimate", "plan", "assume", "positioned", "will", "may", "risk" and other similar expressions which are predictions of or indicate future events and future trends which do not relate to historical matters identify forward-looking statements. Reliance should not be placed on such statements because they involve known and unknown risks, uncertainties and other factors which are in some cases beyond the control of the Company, together with its subsidiaries (the "Group"), and may cause the actual results, performance or achievements of the Group to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements (and from past results, performance or achievement). Certain factors that may cause such differences include but are not limited to the following: (1) any major disruption in production at our key facilities; (2) changes in the environmental, tax and other laws and regulations, which, among other things, could cause us to incur substantial additional capital expenditures and operation and maintenance costs; and (3) adverse changes in the markets for our products, including as a result of increased competition in the highly competitive international markets for such products. These and other risks, uncertainties and factors are discussed in the Company's Registration Statement on Form F-1 and other filings with the Securities and Exchange Commission, including this Form 6-K. Shareholders and prospective investors are cautioned not to place undue reliance on these forward-looking statements which speak only as to the Company's judgment as of the date hereof. Any such forward-looking statements are not intended to give any assurance as to future results. The Company undertakes no obligation to publicly update or revise any of these forward-looking statements, whether to reflect new information or future events or circumstances or otherwise.


The company has received the following announcement:


                                                   Fidelity Investments
                                                   Mail: One Federal Street E14B
                                                   Boston, MA 02109-3614
                                                   Office: 82 Devonshire Street
                                                   Boston, MA02109

                                                   April 30 2004

Marconi Corporation Plc
34 Grosvenor Square
London W1K 2HD
United Kingdom

Fax: 011-44-20-7493 1974

ATTN: Company Secretary

Dear Sirs,


     Enclosed are amended notifications of disclosable interests under the U.K. Companies Act 1985. Please note that while this information details the disclosable interest of more than one entity, the enclosed disclosure constitutes separate notifications of interest which have been combined solely for purposes of clarify and efficiency. It is not intended to indicate that any of these entities act as a group or in concert with respect to these interests.

     These disclosures are made in the interest of conformity with the Companies Act. The Interest detailed herein were acquired solely for investment purposes. For disclosure purposes, holdings should be represented as FMR Corp. and its direct and indirect subsidiaries, and Fidelity International Limited (FIL) and its direct and indirect subsidiaries, both being non-beneficial holders.

If you have any questions please contact Julie Finocchio at (617) 563-7883 or by Fax at (617) 476-0363.


Kindest regards


Julie Finocchio
Compliance Specialist


Amendment #15


NOTIFICATIONS UNDER SECTION1 98 TO 202 - U.K. COMPANIES ACT

1.   Company in which shares are held: Marconi Corporation Plc


2.   Notifiable Interest: Ordinary Shares

     (a)  FMR Corp.
          82 Devonshire Square
          Boston, MA 02109

          Parent holding company of Fidelity Management and Research Company (FMRCO), investment manager for US mutual funds. (See Schedule A for listing of Registered Shareholders and their holdings)

     (b)  Fidelity International Limited (FIL)
          P.O. Box HM 670
          Hamilton HMCX, Bermuda

          Parent holding company for various direct and indirect subsidiaries, including Fidelity Investment Services Ltd. (FISL) and Fidelity Pension Management (FPM), investment managers for various non-US investment companies and institutional clients. (See Schedule A for listing of Registered Shareholders and their holdings.)

3.   The notifiable interests also comprise the notifiable interest of:

          Mr. Edward C Johnson 3d
          82 Devonshire Street
          Boston, MA 02109

     A principal shareholder of FMR Corp. and Fidelity International Limited

4. The notifiable interests include interest held on behalf of authorized unit trust schemes in the U.K., notwithstanding the exemption from reporting pursuant to Section 209 (1)(h) of the Companies Act 1985.

5. These notifications of disclosable interests constitute separate notifications of interest in the shares and are combined solely for the purposes of clarify and efficiency. Nothing herein should be taken to indicate the FMR Corp. and its direct and indirect subsidiaries, Fidelity International Limited and its direct and indirect subsidiaries or Mr.
     Edward  C.  Johnson  3d act as a group  or in  concert  in  respect  of the disclosed interests, or that they are required to submit these notifications on a joint basis.

6. The disclosable interests arise under section 208(4)(b) of the Act, namely where a person, not being the registered holder, is entitled to exercise a right conferred by the holding of the shares or to control the exercise of such rights, or under section 203 of the Act respectively.


                                       By Eric D Roiter
                                       Senior V.P. & General Counsel - FMR Co.
                                       Duly authorised under Powers of Attorney
                                       Dated December 30, 1997, by and on behalf of FMR Corp.and its direct and indirect subsidiaries,and Fidelity International
                                       Limited and its direct and indirect
                                       subsidiaries



Schedule A                                                         Amendment #15

Security: Marconi Corporation Plc


Ordinary Shares       Shares Held  Management Nominee/Registered Name
                                    Company

                           51,439    FMRCO    JP Morgan Chase
                          105,277    FMRCO    State Street Bank & Trust Company
                          624,368    FMRCO    Chase Nominees Limited
                       10,397,153    FMRCO    HSBC
                           12,900    FMRCO    State Street Nominees Limited
                          283,165    FMRCO    Citibank
                        1,000,000    FMRCO    Brown Brothers Harriman
                           44,330     FMTC    Sumitomo T&B
                            4,000     FMTC    JP Morgan Chase
                        1,942,134     FISL    Chase Manhattan Bank London
                          170,000     FISL    Chase Nominees Ltd
                           37,164     FISL    Clydesdale Bank (Head Office)
                                              Nominees Limited
                          191,684      FPM    Chase Nominees Ltd
                          262,063      FPM    HSBC Client Holdings Nominee
                                              (UK) Limited
                          221,249      FIL    Northern Trust
                          308,038      FIL    Deutsche Bank
                           85,000      FIL    Chase Manhattan Bank London
                          134,800      FIL    HSBC
                          206,600      FIL    Bank of New York London
                            7,395      FIL    State Street Bank & Trust

Total ordinary shares  16,088,759

Current ownership            8.04%
percentage:

Shares in issue:      200,000,000

Change in holdings        212,920
since last filing:        ordinary shares



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       MARCONI CORPORATION PLC



                                       By:     ____M Skelly____

                                       Name:   M Skelly
                                       Title:  Company Secretary

Date: 04 May 2004